SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 8, 2001



                         RECKSON ASSOCIATES REALTY CORP.
                                       and
                       RECKSON OPERATING PARTNERSHIP, L.P.
           (Exact name of each Registrant as specified in its Charter)



          Reckson Associates Realty Corp. - Maryland                   Reckson Associates Realty Corp. -
        Reckson Operating Partnership, L.P. - Delaware                            11-3233650
(State or other jurisdiction of incorporation or organization)       Reckson Operating Partnership, L.P. -
                                                                                  11-3233647
                                                                           (IRS Employer ID Number)
                   225 Broadhollow Road                                              11747
                    Melville, New York                                            (Zip Code)
         (Address of principal executive offices)

                                     1-13762
                            (Commission File Number)


                                 (631) 694-6900
              (Registrant's telephone number, including area code)

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

      (c)     Exhibits

      99.1 Supplemental Operating and Financial Data for the Quarter and Year Ended December 31, 2000

ITEM 9.       REGULATION FD DISCLOSURE

         For the quarter and year ended December 31, 2000, Registrants intend to make available supplemental data regarding their operations that is too voluminous for a press release. Registrants are attaching the supplemental data as Exhibit 99.1 to this Current Report on Form 8-K.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

760123/2


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RECKSON ASSOCIATES REALTY CORP.


                                           By:      /s/ Michael Maturo
                                              ----------------------------------
                                                Michael Maturo
                                                Executive Vice President
                                                and Chief Financial Officer

                                           RECKSON OPERATING PARTNERSHIP, L.P.

                                           By:  Reckson Associates Realty Corp.,
                                                   its General Partner


                                           By:      /s/ Michael Maturo
                                              ----------------------------------
                                                Michael Maturo
                                                Executive Vice President
                                                and Chief Financial Officer




Date:  March 8, 2001

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